UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2007

ELDORADO ARTESIAN SPRINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-18235	84-0907853
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1783 Dogwood Street Louisville, Colorado	80027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 499-1316 not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information

Item 2.02.  Results of Operations and Financial Condition

On November 15, 2007, Eldorado Artesian Springs, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into the filings of the company under the Securities Act of 1933, as amended.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description

99.1	Press Release dated November 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eldorado Artesian Springs, Inc.

Date: November 15, 2007	By:	/s/ Douglas A. Larson

Douglas A. Larson
President and Chief Executive Officer

ELDORADO ARTESIAN SPRINGS, INC.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Press Release dated November 15, 2007